Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Rex S. Jackson, Executive Vice President and Chief Financial Officer of Symyx Technologies, Inc., certify that:

1.	I have reviewed this Form 10-K/A of Symyx Technologies, Inc.;

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

Date: April 28, 2008	By:	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President,
Chief Financial Officer